UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
February 20, 2025
(Date of Earliest Event Reported)

Massachusetts
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street,	Hanover,	Massachusetts	02339
Mailing Address:	288 Union Street,	Rockland,	Massachusetts	02370
(Address of principal executive offices, including zip code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(781)-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On February 20, 2025, the Board of Directors (the “Board”) of Independent Bank Corp. (the “Company”) appointed Leif O’Leary, Dawn Perry, and Aparna Ramesh (collectively, the “New Directors”) as members of the Board of Directors of the Company (the “Board”), effective April 1, 2025. Ms. Perry was appointed as a Class I member of the Board with a term expiring at the Company’s 2027 annual shareholder meeting. Mr. O’Leary and Ms. Ramesh were each appointed as Class III members of the Board with terms expiring at the Company’s 2026 annual shareholder meeting. In addition, the New Directors were each appointed to the Board of Directors of Rockland Trust Company (the “Bank” and such board, the “Bank Board”). In connection with the appointment of the New Directors, the size of the Board and the Bank Board was increased from twelve to fifteen; the number of Class I Directors of the Board was increased from four to five; and the number of Class III Directors of the Board was increased from three to five.

None of the New Directors have been appointed to serve on a Board committee at this time, and the committees to which they may be appointed at a later date have not yet been determined.

The Board has determined that each of the New Directors is “independent” within the meaning of both the Nasdaq rules and the Company’s Governance Principles.

There is no arrangement or understanding between any of the New Directors and any other person pursuant to which the New Directors were selected as directors. None of the New Directors have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

The New Directors will receive compensation for their service as directors in accordance with the policies and procedures previously approved by the Board for non-employee directors of the Company, as more fully described in the Company’s Proxy Statement on Schedule 14A relating to the 2024 annual shareholder meeting under the heading “Director Compensation” (and such description is incorporated herein by reference). The annual non-employee director cash retainer for the New Directors will be prorated for 2025 to reflect the effective date of their appointment.

A copy of the press release of the Company announcing the appointment of the New Directors, which includes their respective biographical information, is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d. The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
99.1	Press Release dated February 24, 2025
104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	February 24, 2025	By:	/s/ Patricia M. Natale
PATRICIA M. NATALE
GENERAL COUNSEL